SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 25, 2001
                           IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)




       OHIO                       File No. 1-5964                 23-0334400
  ---------------                ------------------            ---------------
   (State or other               (Commission File              (IRS Employer
   jurisdiction of               Number)                       Identification
   incorporation)                                              Number)


                 P.O. Box 834, Valley Forge, Pennsylvania 19482


       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On January 25, 2001, the Registrant announced results for the first quarter of fiscal year 2001. The Registrant's press release dated January 25, 2001 containing further detail is attached.

This report includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to expected earnings and opportunities in the competitive environment. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements. Certain additional risks and uncertainties are set forth in IKON's 2000 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission.
t

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     c.   The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

          (99) Press Release dated January 25, 2001

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             IKON OFFICE SOLUTIONS, INC.




                                             By:  /s/ WILLIAM S. URKIEL
                                                  ------------------------------
                                                      William S. Urkiel
                                                      Senior Vice President and
                                                      Chief Financial Officer



Dated:  January 31, 2001